GENERAL AND ADMINISTRATIVE EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
General and Administrative Expense [Abstract]
Salaries and related expenses	$ 1,506	$ 1,839	$ 1,395
Share-based compensation, net	95	(299)	610
Professional services	705	833	414
Office rent and maintenance	180	163	161
Depreciation	17	10	10
Others	1,092	899	574
Total general and administrative expenses	$ 3,595	$ 3,445	$ 3,164